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                                                                    Exhibit 10.8

                          REGISTRATION RIGHTS AGREEMENT

      This Agreement (the "Agreement") is made as of July 30, 1999, by and among Century Electronics Manufacturing, Inc., a Delaware corporation (the "Company"), and Myung Ho Park, Yoon Jung Park and Sung Woo Kwon (collectively, the "Amitek Investors").

      WHEREAS, the Company, Amitek Corporation, a Florida corporation ("Amitek"), and certain other persons are party to an Agreement and Plan of Merger dated as of July 30, 1999 (the "Merger Agreement"), pursuant to which, as of the date hereof, Amitek is being merged with and into the Company and the Amitek Investors are being issued as partial consideration therefor, and may be issued from time to time in the future as additional consideration therefor, shares of the Common Stock of the Company;

      WHEREAS, the Company and HarbourVest Partners V-Direct Fund, L.P. ("HarbourVest") are parties to that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of December 1, 1998, and that certain Series A Convertible Preferred Stock Purchase Agreement, dated as of February 4, 1998 (such agreements as amended by the Waiver of Rights and in effect as of the date hereof, the "Purchase Agreements"), which agreements provide certain arrangements with respect to the registration of shares of Common Stock of the Company owned by HarbourVest or its assignees under the Securities Act;

      WHEREAS, the Company and HarbourVest are entering into a Waiver of Rights and Amendment under Purchase Agreements (the "Waiver of Rights") as of the date hereof, pursuant to which HarbourVest is waiving certain rights under, and providing for certain amendments to, the Purchase Agreements; and

      WHEREAS, the Company and the Amitek Investors wish to provide certain arrangements with respect to the registration of shares of Common Stock of the Company owned from time to time by the Amitek Investors under the Securities Act.

      NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the parties agree as follows:

1. Definitions.

      1.1 "Amitek Holder" means any person owning Registrable Securities or any assignee thereof in accordance with Section 9 hereof.

      1.2 "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.
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      1.3 "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

      1.4 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, and any successor to such statute or such rules and regulations.

      1.5 "Form S-1", "Form S-3", "Form S-4" and "Form S-8" mean respective forms under the 1933 Act and any successor registration forms.

      1.6 "HarbourVest Securities" means any shares constituting "Registrable Securities" under either of the Purchase Agreements (as defined therein) that are proposed to be included in a registration hereunder.

      1.7 "Initiating Holders" shall have the meaning given to such term in the Purchase Agreements.

      1.8 "Initial Public Offering" means the first registered offering of securities of the Company under the Securities Act.

      1.9 "Majority Participating Amitek Holders" means, with respect to any registration of Registrable Securities, the holder or holders at the relevant time of at least a majority of the Registrable Securities to be included in the registration statement in question.

      1.10 "Register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "1933 Act"), and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

      1.11 "Registrable Securities" means (i) any Common Stock issued or issuable to an Amitek Investor under the Merger Agreement, or (ii) any common stock or other securities issued or issuable with respect to any Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement or (ii) such securities shall have been publicly distributed pursuant to an exemption from the registration requirements of the Securities Act.

      1.12 "Registration Expenses" means all expenses incident to performance of or compliance with Sections 2, 3 and 4 hereof by the Company, including without limitation all registration and filing fees, all listing fees, all fees and expenses of complying with securities


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or blue sky laws, all printing and automated document preparation expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements of one counsel for the Amitek Holders on whose behalf Registrable Securities are being registered, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, which shall be borne by the sellers of the Registrable Securities in all cases.

      1.13 "Rule 144" means Rule 144 promulgated under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

      1.14 "Securities Act" means the Securities Act of 1933 or any successor federal statute, and the rules and regulations of the Commission thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereto, collectively and as from time to time amended and in effect.

2. Required Registrations.

      2.1 Registration on Request. At any time six months after an Initial Public Offering, one or more Amitek Holders holding at least 50% of the then outstanding Registrable Securities may, by written notice to the Company, request that the Company effect the registration under the Securities Act of not less than 30% of then outstanding Registrable Securities held by such Amitek Holders as a group. If the Amitek Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Amitek Holders, and all other Registrable Securities which the Company has been requested to register by other holders of Registrable Securities by notice delivered to the Company within 30 days after the giving of such notice by the Company.

      2.2 Registration on Form S-3. At any time after the Company becomes eligible to file a Registration Statement on Form S-3, an Amitek Holder or group of Amitek Holders may request the Company, in writing, to effect the registration on Form S-3 of such number of Registrable Shares having a market value of not less than $100,000 as shall be specified in the request. If the Amitek Holders initiating such registration intend to distribute the Registrable Securities in an underwritten offering, they shall so state in their request. Promptly after receipt of such notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities. The Company will then use its best efforts expeditiously to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Amitek Holders, and all other


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Registrable Securities which the Company has been requested to register by other holders of Registrable Securities by notice delivered to the Company within 30 days after the giving of such notice by the Company. The Company may postpone for a period of up to 60 days the filing of any registration requested pursuant to this Section 2.2 if the Board of Directors of the Company in good faith determines that such registration is likely to have an adverse effect on any plan, proposal or agreement by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction; provided, however, that the Company may not exercise such right of postponement more frequently than one time in any 12 month period.

      2.3 Number of Requests; Form. The Company shall not be required to effect more than one registration pursuant to Section 2.1 or more than one registration per calendar year pursuant to Section 2.2. The registration requested pursuant to Section 2.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by the Majority Participating Amitek Holders. No registration of Registrable Securities under Section 2.1 or Section 2.2 which shall not have become and remained effective, shall be deemed to be a registration for any purpose of this Section 2.3.

      2.4 Payment of Expenses. The Company hereby agrees to pay, or cause its Subsidiaries to pay, all Registration Expenses in connection with all registrations effected pursuant to Sections 2.1 and 2.2. However, the Company shall not be required to pay for any expenses of such registration proceeding if the registration request is withdrawn at any time at the request of the Majority Participating Amitek Holders (in which case all participating Amitek Holders shall bear such expenses), unless in the case of a registration requested pursuant to Section 2.1, the Amitek Holders holding a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.1 at the time of any such withdrawal, which forfeiture shall bind all holders of Registrable Securities. However, if the Amitek Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the initiating Amitek Holders at the time of their request that makes the proposed offering unreasonable in the good faith judgment of the Majority Participating Amitek Holders, then the Amitek Holders shall not be required to pay any of such expenses in the case of a registration requested pursuant to Section 2.1 or 2.2 and the right to one demand registration pursuant to the prior sentence shall not be forfeited in the case of a registration requested pursuant to Section 2.1.

3. Piggyback Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act, for its own account or for the account of any holder of its securities other than Registrable Securities, including without limitation HarbourVest or its assignees under Section 8.14 of the Purchase Agreements, on a form which would permit registration of Registrable Securities for sale to the public under the Securities Act, or


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proposes to register any securities in a so-called "unallocated" or "universal"
shelf registration statement, the Company will each such time give prompt notice to all holders of Registrable Securities of its intention to do so. Such notice shall describe such securities and specify the form, manner and other relevant aspects of such proposed registration. Any such holder may by written response delivered to the Company within 30 days after the giving of any such notice request that all or a specified part of the Registrable Securities held by such holder be included in such registration. Such response shall also specify the intended method of disposition of such Registrable Securities. The Company thereupon will use its best efforts as a part of its filing of such form to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders of Registrable Securities, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make and shall incur no liability to any holder for its failure to do so. No registration of Registrable Securities effected under this Section 3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to
Section 2.1 hereof.

      3.1 Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

      3.2 Payment of Expenses. The Company hereby agrees to pay, all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2 or 3 hereof, the Company will as expeditiously as reasonably possible:

      4.1 Registration Statement. Prepare and (in the case of a registration pursuant to Section 2 hereof, promptly and in any event within 60 days after the end of the period within which requests for registration may be delivered to the Company) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. Such registration statement shall be for an offering to be made on a continuous or delayed basis (a so-called "shelf registration statement") if the Company is eligible for the use thereof and the Majority Participating Amitek Holders have requested a shelf registration statement.

      4.2 Amendments and Supplements to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the


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disposition of all Registrable Securities and other securities, if any, covered by such registration statement until the later of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in no event for a period of more than 120 days after such registration statement becomes effective) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act.

      4.3 Cooperation. Use its best efforts to cooperate with the seller in the disposition of the Common Stock covered by such registration statement, including without limitation in the case of an underwritten offering pursuant to
Section 2.1 causing key executives of the Company and its subsidiaries to participate under the direction of the managing underwriter in a "road show" scheduled by such managing underwriter in such locations and of such duration as in the judgment of such managing underwriter are appropriate for such underwritten offering.

      4.4 Furnishing of Copies of Registration Statements and Other Documents. Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of its Registrable Securities covered by such registration statement.

      4.5 State Securities Laws. Use its best efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as the sellers shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or subject the Company to taxation in any jurisdiction in which it is not so qualified.

      4.6 Opinion of Counsel; Comfort Letter. Use its best efforts to obtain all legal opinions, auditors' consents and comfort letters and experts cooperation as may be required, including furnishing to each seller of such Registrable Securities a signed counterpart, addressed or confirmed to such seller, of (i) an opinion of counsel for the Company and (ii) a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.


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      4.7 Notice of Prospectus Defects. Immediately notify each seller of
Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      4.8 General Compliance with Federal Securities Laws; Section 11(a) Earning Statement. Otherwise use its best efforts to comply with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earning statement covering the period of at least 12 months after the effective date of such registration statement, which earning statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158.

      4.9 Exchange Listing. Use its best efforts to list such Registrable Securities on each securities exchange on which any equity security of the Company is then listed, if such securities are not already so listed.

      4.10 Transfer Agent. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

      4.11 Participation by Selling Security Holders. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, and before filing any such registration statement or any other document in connection therewith, give the participating Amitek Holders and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, each amendment thereof or supplement thereto and any related underwriting agreement or other document to be filed, and give each of the aforementioned persons such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Amitek Holders, underwriters, counsel or accountants, to conduct a reasonable investigation within the meaning of the Securities Act.


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The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and which shall be required by the Securities Act (or similar state laws) or by the Commission in connection therewith.

5. Additional Procedures in Connection with Underwritten Offerings; Amitek Holder Lockups; Cutbacks.

      5.1 Registrations Upon Request Pursuant to Section 2. In the case of a registration pursuant to Section 2 hereof, whenever the Majority Participating Amitek Holders shall request that such registration shall be effected pursuant to an underwritten offering, such registration shall be so effected, and only securities which are to be distributed by the underwriters designated by such Majority Participating Amitek Holders may be included in such registration. If requested by such underwriters, the Company and each participating seller will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnity and contribution. In a registration pursuant to Section 2.1, each Amitek Holder agrees that without the consent of the managing underwriter, for a period from 15 days prior to the effective date of the registration statement until 90 days after such effective date, such Amitek Holder will not directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity except
(i) for Registered Securities sold in such registered offering and (ii) transfers to affiliates and partners of such Amitek Holder, each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement including this Section 5.1.

      If the managing underwriter advises the Amitek Holders requesting registration that the number of shares to be included in a registration pursuant to Section 2.1 or 2.2, should be limited due to market conditions or otherwise,
(i) all shares other than Registrable Securities or HarbourVest Securities shall be excluded prior to the exclusion of any Registrable Securities and HarbourVest Securities and (ii) thereafter, if additional shares must be excluded from such registration, all holders of Registrable Securities and HarbourVest Securities shall share pro rata in the number of shares of Registrable Securities and HarbourVest Securities that may be registered in such registration, such sharing to be based on the respective numbers of shares owned by such holders on the date the request for such registration by the Amitek Holders was made under
Section 2.1 or 2.2.

      5.2 Piggyback Registrations Pursuant to Section 3; Cutbacks. In connection with the exercise of any registration rights granted to holders of Registrable Securities pursuant to Section 3 hereof, if the registration is to be effected by means of an underwritten offering of Common Stock on a firm commitment basis, the Company may condition participation in such


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registration by such holders upon inclusion of the Registrable Securities being so registered in such underwriting. In addition, such holders may request that such Registrable Securities be included in any underwritten offering of Common Stock (whether or not on a firm commitment basis).

      If the managing underwriter for the offering shall advise the Company in writing that the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that can be successfully offered, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the managing underwriter believes will not jeopardize the success of the offering. In such case, the securities so included shall be reduced as follows: (i) all shares other than Registrable Securities, HarbourVest Securities or securities being issued by the Company shall be excluded prior to the exclusion of any Registrable Securities, HarbourVest Securities and securities being issued by the Company, and (ii) thereafter, if additional shares must be excluded from such registration, all holders of Registrable Securities and HarbourVest Securities shall share pro rata in the number of shares of Registrable Securities and HarbourVest Securities that may be registered in such registration, such sharing to be based on the respective numbers of shares owned by such holders on the date the Company gave the Amitek Holders notice of such registration pursuant to Section 3.

      In the event that (i) the holders of "Registrable Securities" under either of the Purchase Agreements (as defined therein) exercise their registration rights under Section 8.5 thereof and (ii) any holders of Registrable Securities hereunder exercise their registration rights in respect of such registration pursuant to Section 3 hereof and request inclusion therein, then (X) notwithstanding anything to the contrary in this Agreement, the second paragraph of Section 8.5(b) of the relevant Purchase Agreement (as amended by the Waiver of Rights) shall govern any so-called "cutbacks" and (Y) the Initiating Holders may (as contemplated by the first sentence of the second paragraph of Section 8.5(b) of the Purchase Agreements) condition such inclusion upon the agreement by the holders of Registrable Securities hereunder seeking such inclusion to be bound by and comply with the applicable provisions of Section 8 of the relevant Purchase Agreement (as amended by the Waiver of Rights), notwithstanding any inconsistency between such provisions and this Agreement.

      5.3 Sellers Party to Underwriting Agreement. The holders of Registrable Securities to be distributed in any underwritten offering shall be parties to the underwriting agreement entered into by the Company in connection therewith, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriters shall also be made to and for the benefit of such holders of Registrable Securities.

6. Amitek Holder Lockup Agreements in Connection with Initial Public Offering. Each Amitek Holder agrees that without the consent of the managing underwriter (treating all holders on a consistent basis) it will not, for a period of 180 days following the effective date


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of the registration statement for an Initial Public Offering directly or indirectly sell, offer to sell, grant any option for the sale of, or otherwise dispose of any common equity or securities convertible into common equity, except (i) for the Registrable Securities sold pursuant to such registration statement, and (ii) transfers to affiliates and partners of such Amitek Holder (each of whom shall have furnished to the Company and the managing underwriter their written consent to be bound by this Agreement, including this Section 6), provided that the officers, directors and all holders of more than 1% of the shares of Common Stock (calculated for the purpose as if all securities convertible into or exercisable for Common Stock, directly or indirectly, are so converted or exercised) of the Company enter such lockup agreements for the same period and on the same terms.

7. Indemnification and Contribution.

      7.1 Indemnities of the Company and the Issuer. In the event of any registration of any Registrable Securities under the Securities Act pursuant to
Section 2 or 3 hereof, the Company will, and hereby does, indemnify and hold harmless each Amitek Investor and each seller of Registrable Securities, their respective partners, directors and officers, and each other person, if any, who controls any such Amitek Investor or seller within the meaning of Section 15 of the Securities Act (each such person being referred to in this Section 7.1 as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable to any Covered Person in any such case for any such loss, claim, damage, liability, action or proceeding (i) to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or incorporated document, in reliance upon and in conformity with written information furnished to the Company or on behalf of such Covered Person expressly for inclusion therein or (ii) in the case of a sale directly by a Amitek Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Amitek Holder engaging in a distribution solely on behalf of such Amitek Holder), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Amitek Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. The indemnities of the Company contained in this Section 7.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of Registrable Securities.

      7.2 Indemnities to the Company. In the event of any registration of Registrable Securities pursuant to Section 2 or 3, each seller of Registrable Securities will, and hereby does, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person (other than such seller), if any, who controls the Company within the meaning of Section 15 of the Securities Act (each such person being referred to in this Section 7.2 as a "Covered Person"), against any losses, claims, damages or liabilities, joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that such seller of Registrable Securities shall be liable hereunder in any such case only if and to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller expressly for inclusion therein; and provided, further, that such seller of Registrable Securities shall have no liability hereunder if such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case in which such delivery is required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive any transfer of Registrable Securities.

      7.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in the foregoing provisions of this Section 7, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to each such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice to such indemnifying party as provided herein shall not relieve such indemnifying party of its obligations under the foregoing provisions of this Section 7, except and solely to the extent that such indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, each indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to such an indemnifying party), and after notice from an indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if the indemnified party reasonably determines that there may be a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action or that there may be defenses available to such indemnified party different from or in addition to those available to such indemnifying party, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate in, but not conduct, the defense and (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense as referred to in clauses (i) and (ii) above. If, within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

      7.4 Contribution. If the indemnification provided for in Sections 7.1 or
7.2 hereof is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 7.4 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, no seller of Registrable Securities shall be required to assume any liability that such seller would not have been liable to assume had the indemnification provisions contained in this Section 7 been enforceable.

      7.5 Limitation on Liability of Sellers of Registrable Securities. The obligation to provide indemnification pursuant to this Section 7 shall be several, and not joint and several, among sellers of Registrable Securities and the liability of each such seller under this Section 7 shall be limited to the proportion of any loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but the liability of each such seller in respect of any indemnification or contribution obligation of such seller arising under this Section 7 shall not in any event exceed an amount equal to the net proceeds to such seller (after deduction of all underwriters' discounts and commissions and all other expenses paid by such seller in connection with the registration in question) from the disposition of the Registrable Securities disposed of by such seller pursuant to such registration. In no event shall any seller of Registrable Securities, in connection with any public offering of the shares of the Company, be required to provide an indemnification or contribution obligation greater than the indemnification and contribution obligations of such seller set forth in this Section 7.2.

8. Reports Under Securities Exchange Act of 1934. With a view to making available to the Amitek Holders the benefits of Rule 144 promulgated under the 1933 Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Amitek Holder to sell securities of the Company to the public without registration, and with a view to making it possible for Amitek Holders to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

            (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, at all times commencing 91 days after the effective date of the registration statement for its Initial Public Offering;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as will permit Amitek Holders to use Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable

      (but not later than 120 days) after the end of the fiscal year in which the registration statement for the Initial Public Offering is declared effective;

            (c) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

            (d) furnish to any Amitek Holder forthwith upon request (1) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Initial Public Offering), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (2) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (3) such other information as may be reasonably requested in availing any Amitek Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

9. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to Sections 2 and 3 may be assigned by any Amitek Holder to a permitted transferee, and by such transferee to a subsequent permitted transferee, but only if such rights are transferred (a) to any member of the family of such Amitek Holder, or any trust for the benefit of such holder or family member or (b) in connection with the sale or other transfer of not less than 50% of the Registrable Securities then held by such Amitek Holder so long as such sale or other transfer involves at least 500,000 shares (as adjusted to reflect any stock dividends, stock splits, recapitalizations or similar events) of Common Stock (or an equivalent amount of other Registrable Securities). Any transferee to whom rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Amitek Holders under this Agreement to the same extent as if such transferee were a Amitek Holder under this Agreement and (ii) be deemed to be a Amitek Holder hereunder.

10. Future Changes in Registration Requirements. In the event that the registration requirements under the Securities Act are amended or eliminated to accommodate a "Company registration" or similar approach, this Agreement shall be deemed amended to the extent necessary to reflect such changes and the intent of the parties hereto with respect to the benefits and obligations of the parties, and in such connection, the Company shall use reasonable efforts to provide Amitek Holders of Registrable Securities equivalent benefits to those provided under this Agreement.

11. No Amendment Purchase Agreements and Waiver of Rights. The Company shall not enter into any amendment to, or waive any of its rights under, either of the Purchase Agreements or the Waiver of Rights without the prior written consent of the holders of at least

50% of the then outstanding Registrable Securities, which consent shall not be unreasonably withheld.

12. Notices. All notices, requests, consents and demands shall be in writing and shall be personally delivered, mailed, postage prepaid, telecopied or telegraphed or delivered by any nationally recognized overnight delivery service to the Company at:

                  Century Electronics Manufacturing, Inc.
                  274 Cedar Hill Road
                  Marlborough, MA 01752
                  Attn: President

with a copy to:

                  Hemenway & Barnes
                  60 State Street
                  Boston, MA 02109-1899
                  Attn: John J. Madden, Esq.

to each Amitek Investor, as follows:

                  Myung Ho Park
                  Yoon Jung Park
                  5887 NW 79th Way
                  Parkland, FL 33067

                  Sung Woo Kwon
                  President
                  Dae Hye Corp. Ltd.
                  Backsin Bldg., 2nd Floor
                  151-2 Samsung-Dong,
                  Kangnam-ku, Seoul Korea

in each Amitek Investor's case, with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, Massachusetts 02110
                  Attn: Steven A. Wilcox, Esq.

or such other address as may be furnished in writing to the other parties hereto. All such notices, requests, demands and other communication shall, when mailed (registered or certified mail, return receipt requested, postage prepaid), personally delivered, or telegraphed, be effective four days after deposit in the mails, when personally delivered, or when delivered to the telegraph company, respectively, addressed as aforesaid, unless otherwise provided herein and, when telecopied or delivered by any nationally recognized overnight delivery service, shall be effective upon actual receipt.

13. Entire Agreement. This Agreement, the Purchase Agreements and the Waiver of Rights, taken together, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede any and all prior understandings and agreements, whether written or oral, with respect to such subject matter. To the extent that any provision of this Agreement is inconsistent with any provision of the Purchase Agreements or the Waiver of Rights, this Agreement shall govern.

14. Amendments, Waivers and Consents. Any provision in this Agreement may be made, and the observance thereof may be waived, if the Company (a) shall obtain consent thereto in writing from persons holding a majority of the Registrable Securities then outstanding and (b) shall deliver copies of such consent to any Amitek Holders who did not execute the same; provided, however, that, without a Amitek Holder's consent, any such amendment or waiver shall not treat such Amitek Holder differently from any other Amitek Holder.

15. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the personal representatives, successors and assigns of the respective parties hereto. Notwithstanding the foregoing sentence, the Company shall not have the right to assign its obligations hereunder or any interest herein without obtaining the prior written consent of the Amitek Holders holding a majority of the Registrable Securities then outstanding, provided in accordance with Section 14.

16. General. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

17. Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

18. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Company and the Amitek Investors have executed this Agreement as of the date and year first above written.


[Corporate Seal]                 CENTURY ELECTRONICS
                                   MANUFACTURING, INC.


                                 By /s/ Leslie Sainsbury
                                    -------------------------------------
                                    Title: President


                                 /s/ Myung Ho Park
                                 ----------------------------------------
                                 Myung Ho Park, as an individual


                                 /s/ Yoon Jung Park
                                 ----------------------------------------
                                 Yoon Jung Park, as an individual


                                 /s/ Myung Ho Park
                                 ----------------------------------------
                                 Myung Ho Park, as Attorney-in-Fact for
                                 Sung Woo Kwon